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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 30, 2001, included in this Form 10-K for the year ended December 31, 2000 into the Company's previously filed Registration Statement File Nos. 33-13980, 33-13981, 33-32970, 2-79503 and
33-33253.


/s/ Arthur Andersen LLP

Chicago, Illinois
February 15, 2001